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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 21, 2002



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


      Delaware                     0-23223                     06-1331400
 ----------------------      -----------------------      --------------------
  (State or other                (Commission              (IRS Employer
   jurisdiction of                File Number)             Identification No.)
   incorporation)



                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
                        --------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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Item 5.   Other Events and Regulation FD Disclosure.

On May 21, 2002, the Registrant issued a press release announcing that CG53135 (or FGF-20), a novel protein discovered by the Registrant's scientists, significantly reduces the severity and extent of tissue damage associated with inflammatory bowel disease (IBD) in several disease models. In addition, the Registrant's scientists will describe the role of CG53135 in disease models of IBD at the Digestive Disease Week conference on Tuesday, May 21, 2002. A complete abstract describing these results is available online at the following address:

http://ddw02.agora.com/planner/displayabstract.asp?presentationid=3127.
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A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:


Exhibit Number          Description
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      99.1              Press release of Registrant dated May 21, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CURAGEN CORPORATION
                                          (Registrant)



Date: May 21, 2002                         By:   /s/ David M. Wurzer
                                              ----------------------------------
                                           Name:    David M. Wurzer
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer